UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

AMERICAN CLEAN RESOURCES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12567 West Cedar Drive, Suite 230, Lakewood, CO 80228-2039

(Address of principal executive offices)

1.720.458.1124

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	ACRG	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Department of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Chief Financial Officer

On February 27, 2026, the Board of Directors of American Clean Resources Group, Inc. (the “Company”) appointed Luke McPherson as the Company’s Chief Financial Officer. The Board’s decision reflects the Company’s increasing financial-reporting, audit-readiness, and capital-markets needs as it advances its long-term growth and uplisting initiatives.

Mr. McPherson has extensive experience in public-company financial reporting, technical accounting, and the evaluation and documentation of complex equity and debt transactions. Prior to joining the Company, he supported management teams of U.S. public companies with SEC reporting (Forms 10-K and 10-Q), business-combination accounting, and PCAOB audit coordination. His background also includes capital-markets readiness, multi-entity structuring, treasury-process enhancements, and the design and documentation of internal controls, including work with companies operating in regulated industries and emerging real-world asset (RWA) business models.

As Chief Financial Officer, Mr. McPherson will oversee the Company’s financial strategy, SEC reporting and disclosure processes, corporate finance and treasury operations, audit coordination, and governance-related activities. His appointment was not made pursuant to any arrangement or understanding with any other person. Mr. McPherson has no family relationships with any director or executive officer of the Company. There are no related-party transactions requiring disclosure under Item 404(a) of Regulation S-K.

The Company and Mr. McPherson have agreed in principle to an equity-based compensation arrangement, which will be disclosed in a subsequent filing once finalized and approved by the Board.

Transition of Former Chief Financial Officer

In connection with Mr. McPherson’s appointment, Sharon Ullman, the Company’s former Chief Financial Officer, transitioned into the newly created role of Chief Registrar & Shareholder Officer, effective February 27, 2026.

In this capacity, Ms. Ullman will oversee shareholder-records administration, transfer-agent coordination, registrar operations, shareholder correspondence processes, and related governance functions. Ms. Ullman remains an integral member of the Company’s leadership team. Her transition was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLEAN RESOURCES GROUP, INC.

Date: March 2, 2026	By:	/s/ Tawana Bain
Tawana Bain
Chief Executive Officer

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